DUNHAM FUNDS

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Supplement dated May 1, 2012 to the Prospectus dated March 1, 2012

The following supersedes any contrary information contained in the current Prospectus and Summary Prospectus.

Effective May 1, 2012, Cornerstone Real Estate Advisers LLC (“Cornerstone" or "Sub-Adviser") replaces Ten Asset Management, Inc. as sub-adviser to the Dunham Real Estate Stock Fund.  Also, effective May 1, 2012, the index used to calculate the Sub-Adviser’s performance based fee is the FTSE NAREIT All REIT Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” on page 1 of the Summary Prospectus and page 51 of the Prospectus.  The table describing the Class A, C and N shareholder expenses of the Dunham Real Estate Stock Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses (2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.05%	2.80%	1.80%

(1)

 Management Fees have been restated to reflect a new sub-advisory agreement that is effective May 1, 2012. Actual sub-advisory fees may be higher or lower depending on Fund performance. The new sub-advisory fee is a fulcrum fee with a base or fulcrum of 0.40% and can range from 0.10% to 0.70% depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The table under the section entitled “Example” on page 2 of the Summary Prospectus and page 52 of the Prospectus describing the costs of investing in shares of the Dunham Real Estate Stock Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$771	$1,181	$1,615	$2,817
Class C	$283	$868	$1,479	$3,128
Class N	$183	$566	$975	$2,116

The information contained in the section entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus and on page 52 of the Prospectus and in the section entitled “PRINCIPAL INVESTMENT STRATEGIES”, subsection “Dunham Real Estate Stock Fund” on page 82 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund's sub-adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts ("REITs")) of U.S. real estate companies.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the U.S. real estate industry.  The Fund defines a company as principally engaged in the U.S. real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, construction, management or sale of U.S. real estate.  The sub-adviser believes that by investing in equity securities of real estate companies, rather than investing in individual commercial or residential properties, the Fund's returns may be higher because of the benefits of diversification that include the avoidance of excess exposure to property-specific risks such as tenant default, illiquidity, property damage and vacancy.  In general, the sub-adviser buys securities of issuers that generate above-average cash flow from operations and are trading at an attractive valuation.  The sub-adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive company.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund's sub-adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The sub-adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market.  The sub-adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation.  Through such analysis, the sub-adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the sub-adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The information contained in the sections entitled “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 4 of the Summary Prospectus and page 55 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser:  Cornerstone Real Estate Advisers LLC

Sub-Adviser Portfolio Manager:  Scott C. Westphal CPA, CFA, Managing Director and Portfolio Manager at Cornerstone Real Estate Advisers LLC, has primary responsibility for the day-to-day management of the Fund. Mr. Westphal, who joined the sub-adviser in 1999, began managing the Fund on May 1, 2012.

The portion of the table following the section entitled “MANAGEMENT”, “INVESTMENT ADVISER” on page 98 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Dunham Real Estate Stock Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Real Estate Stock Fund	0.75% – 1.35%	0.65%	0.10% - 0.70%

The information describing the Sub-Adviser under the heading entitled “Dunham Real Estate Stock Fund” on page 110 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham Real Estate Stock Fund

Cornerstone Real Estate Advisers LLC (“Cornerstone”), located at One Financial Plaza, Hartford, CT 06103-2604, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Established in 1994, Cornerstone provides investment management and advisory services relating to investments in real estate. Cornerstone had $34.7 billion in assets under management as of March 31, 2012.

Scott C. Westphal CPA, CFA

Managing Director, Portfolio Manager

Mr. Westphal, who joined Cornerstone in 1999, is a Managing Director and Portfolio Manager at Cornerstone.  Mr. Westphal serves as the portfolio manager for the Dunham Real Estate Stock Fund and has primary responsibility for the day-to-day investment decisions for the Fund.

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus and Statement of Additional Information. You should read this Supplement in conjunction with the Prospectus dated March 1, 2012 and Statement of Additional Information, dated March 1, 2012, As Revised April 17, 2012 and May 1, 2012 and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.

Supplement dated May 1, 2012